Long-term Investments - Schedule of Equity Investments without Readily Determinable Fair Value (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Investments [Abstract]
Initial cost basis	¥ 2,140,511	$ 293,249	¥ 2,474,037
Cumulative unrealized gains	72,296	9,905	82,746
Cumulative unrealized losses (including impairment)	(1,108,262)	(151,831)	(970,194)
Total carrying amount	¥ 1,104,545	$ 151,323	¥ 1,586,589